PROVIDENT TAX MANAGED GROWTH FUND
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED DECEMBER 31, 1997

                        SUPPLEMENT DATED JANUARY 13, 1998


The following information supplements the information concerning the "Breakdown of Expenses" found on page 9 of prospectus:

The Fund pays a monthly administration fee to Investment Company Administration Corporation for managing its business affairs, at the annual rate of 0.10% of its average net assets, subject to annual minimum of $12,000.